BRE Properties, Inc. 38 Annual Meeting of Shareholders Le Meridien Hotel May 15, 2008 Exhibit 99.1 th

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of
1995: Except for the historical information contained herein, this presentation contains forward-looking statements regarding Company and property performance, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which BRE operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions.
The Company assumes no obligation to update this information. For more details, please refer to the Company’s SEC filings, including its most recent
Annual Report on Form 10-K and quarterly reports on Form 10-Q.
Safe Harbor Statement

Annual Meeting Agenda
10:00 a.m.
Welcome and Call to Order
1. Review Agenda
Robert A. Fiddaman
2. Chairman’s Comments
3. Official Business
– Review of Proxy Items No. 1, No. 2 and No. 3
– Voting and Report: Inspector of Elections
4. Adjournment of Formal Meeting
10:30 a.m.
CEO’s Report
Constance B. Moore
11:00 a.m.
Q&A
Constance B. Moore
11:30 a.m.
Annual Meeting Concludes

BRE Board of Directors
Robert A. Fiddaman*,
President
Calistoga Affordable Housing,
Inc.
Paula F. Downey*
President
CSAA
Irving F. Lyons, III*
Former Vice Chairman
ProLogis
Edward E. Mace*
President
Mace Pacific Holding Co., LLC
Christopher J. McGurk*
CEO
Overture Films
Matthew T. Medeiros*
President & CEO
SonicWALL, Inc.
Constance B. Moore
President & CEO
BRE Properties, Inc.
Jeanne R. Myerson*
President & CEO
The Swig Company
Thomas E. Robinson*
Managing Director
Stifel, Nicolaus & Company
*Independent Director
Chairman

BRE Executive Officers
Constance B. Moore
President &
Chief Executive Officer
Edward F. Lange, Jr.
Executive VP
Chief Operating Officer
Henry L. Hirvela
Executive VP
Chief Financial Officer
Bradley P. Griggs
Executive VP
Development
Deirdre A. Kuring
Executive VP
Property Operations
Kerry Fanwick
Senior VP
General Counsel

Shareholder Proposals
1. Election of Directors.
2. Approve the Amended and Restated 1999 BRE
Stock Incentive Plan to, among other things,
extend the term of the 1999 BRE Stock Incentive
Plan, as previously amended, for 10 years and to
increase the maximum number of shares reserved
for issuance at any time thereafter from 3,500,000
shares to 4,500,000.
3. Ratification of appointment of Ernst & Young LLP
as Independent Registered Public Accounting Firm
for the year ending December 31, 2008.

CEO’s Report

2007 in Review • Tough year by any measure 2007 Total Return -40% -30% -20% -10% 0% 10% S&P 500 Apartment REIT Class MS REIT Index (RMS) BRE S&P Financials 5.5% (20.2%) (27.1%) (35.1%) (20.8%)

2007 in Review
• REIT valuations dislocated from NAVs
– Momentum vs. value
• External factors
– Single-family housing oversupply
– Subprime mortgage meltdown – contagion
– Recession death march
• Internal factors
– Development programs out of favor with Street
– Market exposure to housing recession
– All REITs considered financial stocks

Housing Woes Continue
• 650,000 foreclosures nationwide – 1Q08
112% increase from ’07
• BRE market exposure
Data courtesy of RealtyTrac
# LTM% # LTM% Mos. Supply
Inland Empire 7,700 455% 48,600 4.5% 18
Sacramento 3,100 271% 15,100 – 10
Phoenix 4,800 460% 49,500 11.0% 20
1Q08 Foreclosures 1Q08 Unsold Homes

National Unemployment Rate 4.2% 4.4% 4.6% 4.8% 5.0% 5.2% 1/07 3/07 5/07 7/07 9/07 11/07 1/08 3/08 Data courtesy of the Bureau of Labor Statistics

2010 Decade: Performance Through 2007 Average Annual Return Since 1999 Data courtesy of Baron’s, company research 0% Equities Debt Cash BRE * 15% 2% 3% 4% 4% 8% 12% 16% *Adjusted for dividends.

2007 Performance Total Assets / $ Millions $2,233 $2,519 $2,704 $2,823 $2,954 2003 2007 Total Revenue / $ Millions $277.1 $300.4 $329.3 $364.6 $362.6 2003 2007

2007 Performance 2003 2007 $2.13 $2.10 $2.15 $2.67 Funds from Operations (FFO) per Share / $ Dollars $2.59 Core FFO growth 15% $2.26 to $2.61 (industry-leading performance)

Solid Dividend History 2003 2007 Dividends per Share / $ Dollars $1.95 $1.95 $2.00 $2.05 $2.15 2008 $2.25 • BRE has paid uninterrupted dividends since our founding in 1970

Why

• World’s 6  -largest economy – $1.7 trillion GSP
• 12% of total U.S. population – 36.6 million
• Adds 500,000 people annually – 19% of U.S.
population growth through 2009
• Adds 250,000 new jobs annually – 13% of U.S.
employment through 2009
• 42% of housing is renter-occupied
California
th

For smarter growth

To streamline our business

To capitalize on opportunities

1

OUR STRATEGIC MARKET FOCUS

percentage of total NOI	3–5 year target	2007 results
CA	90%	83%
Southern CA	60%	59%
Northern CA	30%	24%

California is where it's at, and where we're at it. As a regional sharpshooter with a West Coast footprint, we know how to grow and operate in a state with rigorous entitlement processes, scarce investment opportunities and demanding renter expectations. Twelve percent of the U.S. population lives in California, and they have an insatiable demand for housing and a propensity to rent far above the national average. These are the reasons why we will grow our NOI in California to 90% of our total.

2

FUNDS FROM OPERATIONS (FFO) GROWTH COMPONENTS

FFO Growth	3–5 year target	2007 results	2 year average
	double-digit	15.5%	11.7%

Internal NOI Growth	3–5 year average target	2007 results
Revenue	5.0%	5.0%
NOI	6.5%	6.5%

External NOI Growth	$ invested/ estimated cost	expected stabilized yields
2007 Substantially Completed Projects* The Stuart at Sierra Madre Villa, Pasadena, CA Renaissance at Uptown Orange, Orange, CA Avenue 64, Emeryville, CA	$245 million	6.5–7.5%
The Pipeline Construction in progress, land owned and land under contract: Southern CA/1,650; Northern CA/1,296; WA/559	$1.4 billion	6.5–7.5%

* These properties were substantially completed in 2007, and are expected to receive final certificates of occupancy in the first quarter 2008.

Our [keys to outperformance] scorecard in 2005 and 2006 depicted our expectations for our internal and external NOI growth, which are the primary components of FFO growth. This year, you can see how NOI growth translated into FFO growth. Our target is double digit FFO growth, which we have achieved. In 2007, our core FFO growth was 15.5%; over the past two years, we averaged 11.7%.

3

EVA SPREAD

	basis points above WACC
Target EVA spread	150–200
Increase in EVA spread 2005–2007	100–190

Basis Points:

at 100 = BRE/Peer Performance 2005

at 150 = Basic Expectations; Creates Value

at 200 = Outperformance Defined

Economic value added (EVA®) is the key to the front door of outperformance. The EVA spread, simply put, is generating a return on invested capital above our weighted average cost of capital (WACC). The sweet spot is an EVA spread 150–200 basis points above capital costs. Over the past three years, we increased the spread from 100 to 190 basis points.

4

CAPITAL RECYCLING

annual target
<$75 million/yr.

2007 results
$47.8 million

In 2007, we sold four properties located in Sacramento, Seattle and Phoenix with a total book value of $47.8 million. The gross proceeds from these sales were $108.4 million, and we realized a gain of $60 million, net of a retained minority investment in one property. In response to the current capital markets environment, we expect the level of property dispositions to increase in 2008 to fund our development activities and manage the balance sheet.

5

CAPITAL STRUCTURE

	3–5 year target	2007 results
Leverage:	50%	56%
	[gross assets]	
	or 30–35% market cap	or 46% market cap*
Interest Coverage:	≥3.0X	2.8X

* Market capitalization is affected by our share price, which dropped substantially in 2007, causing this leverage measure to increase from last year.

With a flexible balance sheet, we have access to capital when we need it, at attractive rates. If we maintain our disciplined approach to leverage and interest coverage, we will have the capital we need to grow and outperform. Leverage at the end of 2007 was higher than target levels as we retired preferred stock, increasing leverage pending the completion of anticipated property sales.

And to deliver solid results

2
3
5
4
1
Five [Keys to Outperformance]
• Established 3- to 5-year targets for each metric
1. Strategic market focus
2. FFO growth: internal + external
3. EVA spread
4. Capital recycling
5. Capital structure
• Goal: Top-of-industry returns for shareholders

Our Strategic Market Focus percentage of total NOI Southern CA Northern CA CA 60% 30% 90% 3 – 5 year target 59% 24% 83% 2007 results 1

FFO Growth – Internal 2 Revenue NOI 5.0% 6.5% 3 – 5 year target 5.0% 6.5% 2007 results

2003 2007 at December 31 / $ Dollars $1,196 $1,220 $1,306 $1,384 $1,446 FFO Growth – Internal Same-Store Average Rent per Unit 2 5.2% average annual rent growth

FFO Growth 2 2007 Substantially Completed Projects $245M $ invested / estimated cost expected stabilized yields $1.4B The Pipeline 6.5–7.5% External – 6.5–7.5%

FFO Growth 2 External Internal double-digit growth 3 – 5 year target 15.5% 2007 results 11.7% 2006 & 2007 average + = External –

Target EVA Spread
Increase in EVA spread
2005 – 2007
basis points
above WACC
150 – 200
100 – 180
EVA Spread
3
At 100 = BRE/Peer Performance 2005
At 150 = Beats Expectation; Creates Value
At 200 = Outperformance Defined

annual target < $75 million/year $47.8 million 2007 results Capital Recycling 4

Leverage 50% 3 – 5 year target 56% 2007 results [gross assets] Interest Coverage $ 3.0x 2.8x Capital Structure 5

Why

online
online
online
online
online
Delicate(^^)Beauty
mono_lux
Realeyes
RexNEfX
mackdinner
Jim
360turner
IndeGirl

Y

This demographic of young people, born 1974 –
1992, is the most informed, mobile and demanding
age group the United States has ever seen.
Over the next few years, they will dominate the
apartment market.
Gen Y
70+ million
strong

For the first time, a significant portion of a generation will be content with renting as a lifestyle choice. Gen Y 72% rent

The high cost of home ownership in California puts home purchase for Gen Y out of their reach. Gen Y $488K California median home price

40% of Gen Y – the highest percentage of any generation – will go to college and seek career opportunities and adventures to match their broad horizons and earnings power. Gen Y 40% attend college

A world without Web access or other tech gadgets? No way. Gen Y iPod, IM tech-savvy

Parents are often involved in housing decisions. Gen Y bank of ma+pa financed by the

Gone are the days when all apartments could look
the same inside and out. Gen-Yers want flexible
spaces they can modify to create their masterpiece.
After all, their personalities are unique – why
shouldn’t their homes be?
Gen Y
unique
no cookie cutter

Although cost is important, Gen Y will pay more for a well-designed, well-located “green” apartment with high-end amenities. Gen Y $$$ green for green

$114+: Cheap Vegas flights from LA, NY, more (round-trip)

• Gen Y knows what they
want – from life and a home
– and they won’t settle for
less.
• BRE knows what Gen Y
wants, too – so even before
they start looking for their
dream apartment, we will
have it waiting for them.
Gen Y

Be here, be home. Questions?

Non-GAAP Reconciliation
2007 2006 2005 2004 2003
Net income available to common shareholders 109,191 $  102,322 $  63,075 $    61,426 $    70,175 $
Depreciation from continuing operations 75,997 69,805 68,927 56,567 45,270
Depreciation from discontinued operations 3,952 5,029 5,349 7,645 8,082
Minority interests 2,279 3,422 3,535 2,509 3,196
Depreciation from unconsolidated entities 1,286 844 836 1,013 1,094
Net gain on investments (55,957) (38,302) (26,897) (19,925) (23,147)
Less: Minority interests not convertible to common (422) (1,446) (1,496) (594) (980)
Funds from operations 136,325 $  141,674 $  113,330 $  108,642 $  103,690 $
Diluted shares outstanding – EPS 51,780 52,150 51,790 50,825 47,445
Net income per common share – diluted 2.11 $        1.96 $        1.22 $        1.21 $        1.48 $
Diluted shares outstanding – FFO 52,650 53,125 52,810 51,810 48,590
FFO per common share – diluted 2.59 $        2.67 $        2.15 $        2.10 $        2.13 $

BRE Properties, Inc. 38 th Annual Meeting of Shareholders Le Meridien Hotel May 15, 2008